INVESTOR PRESENTATION

January 2013

Forward-Looking Statements

Some of the information in this presentation represents forward-looking statements that are protected under the Private Securities Litigation Reform Act of 1995. Such statements may reflect our expectations or beliefs about the future, including, without limitation, expectations or beliefs regarding our financial performance. We cannot assure you that we will achieve or realize these expectations. Like any such statements, they are subject to a number of factors, risks and uncertainties that could cause actual results to differ materially from our expectations or beliefs. These factors include items discussed in our SEC filings, including our annual report on Form 10-K for the year ended January 29, 2012. New factors emerge from time to time, and it is not possible for us to predict all such factors or assess the impact of each such factor on Krispy Kreme. If we do make forward-looking statements, we undertake no obligation to update those statements in the future in light of subsequent events. Please note that all of our SEC filings, along with other shareholder relevant information, can be found on the IR portion of our website at www.krispykreme.com.


Krispy Kreme

MISSION: To touch and enhance lives through the joy that is Krispy Kreme

VISION: To be the worldwide leader in sharing delicious tastes and creating joyful memories

Overview

- 75 year old branded retailer & wholesaler of high-quality doughnuts and packaged sweets
- Brand familiarity on par with much larger names
- 744 shops in 21 countries
  - 97 Company-owned
  - 141 domestic franchise locations
  - 506 international franchise shops
- Strong balance sheet, profitable operations and expanding worldwide


HOT
Krispy Kreme
ORIGINAL GLAZED
NOW

Worldwide Presence

Krispy Kreme DOUGHNUTS

Australia - 19

Bahrain - 2

Canada - 6

China - 2



Dominican Republic - 3

Indonesia - 11

Japan - 41

Kuwait - 13

Lebanon - 8

Malaysia - 8

Mexico - 90

Philippines - 40

Puerto Rico - 5

Qatar - 2

Saudi Arabia - 95

South Korea - 66

Thailand - 8

Turkey - 15

UAE - 16

United Kingdom - 56

United States - 238

744 stores in 21 countries

How We Plan to Grow

- International
  - Build on momentum in new and existing markets
- Domestic
  - Pick up the pace of expansion
  - Increase both Company and franchised units
  - Expand traffic and average unit volumes by leveraging recent research findings



International Store Count


GOAL
900
510
460
417
358
298
204
123
68
FY06
FY07
FY08
FY09
FY10
FY11
FY12
FY13E
FY17E

International – Path to the Goal

Existing development agreements provide for approximately 380 new international stores through FY19

Current store count	506
Gap to goal	394
FY17 goal	900


Krispy Kreme

International Growth

Major expansion areas through FY19

New markets

- Brazil
- Russia*
- India*
- Europe
- South America
- Central America

Existing markets

- Japan*
- Mexico*
- U. K.*
- Thailand*
- China*
- Others*



*development agreements already in place

Domestic Store Count



400+
GOAL
334
127
207
272
107
165
245
100
145
225
93
132
224
83
141
229
85
144
234
92
142
240
98
142
Total
Company
Domestic Franchise
FY06
FY07
FY08
FY09
FY10
FY11
FY12
FY13E
FY17E

Domestic Unit Growth Plan

- Company expansion primarily in the southeast, focusing on small, retail-only shops
  - Foundational work on unit economics largely completed, but subject to continuous refinement
  - Expect to build 5-10 Company shops annually, but may accelerate pace


Krispy Kreme
DOUGHNUTS

Domestic Unit Growth Plan

- Expansion through new franchise agreements primarily outside the southeast
  - Completing franchise development plans and adding resources to execute
- Existing franchisees should continue to expand, both in the Southeast and elsewhere



Krispy Kreme
DOUGHNUTS
DOUGHNUT FACTORY

People Want More Doughnuts

- People just want an excuse to eat more Krispy Kreme doughnuts
- Evidenced most recently by the success of National Doughnut Day, our 75th Birthday and other traffic building promotions
- Willing to eat doughnuts any time of the day


HOT
Krispy Kreme
ORIGINAL GLAZED
NOW

Redefine the Doughnut Experience

- Matching emotional occasions with physical opportunities
- Includes annual, weekly or even daily occasions
  - Holidays
  - Birthdays
  - Office treats
  - After school
  - Events
  - Late night doughnut runs



Consumers Want More Krispy Kreme

- Original glazed
- Hot doughnuts
- Doughnut variety
- Consistent heritage
- Fun and engaging
- An "experience"



Krispy Kreme is Highly Emotional

- Emotional feelings more powerful than physical cravings
- Overdue respite / break in the day
- More about "desire" than "need"


EAT
Krispy Kreme
DOUGHNUTS

- Personal reward
- "Good day" or "bad day"
- Sharing with others

Krispy Kreme is a "Simple" Brand



- Simple to understand
- Simple to use
- Simple to love
- Simple to communicate

Continue to Differentiate Krispy Kreme

- Increasing top-of-mind awareness through non-traditional marketing to current, lapsed and new users
- Expanding doughnut use occasions throughout the day *and* night
- Maximizing sales by leveraging volume
- Focusing upon doughnuts, dozens and drinks


HOT
Krispy Kreme
DOUGHNUTS
COFFEE

- Enhancing the sensory and interactive experience
- Embracing how and why Krispy Kreme is different and accelerating in that direction

Financials

Net Income and EPS

($ in millions, except EPS amounts)


$40
$35
$30
$25
$20
$15
$10
$5
$-
$(5)
FY09
FY10
FY11
FY12
FY13E
FY14E
$0.55
$0.45
$0.35
$0.25
$0.15
$0.05
$(0.05)
$(0.15)
Operating income
Net income
EPS

FY12 - FY14 amounts are adjusted net income and adjusted EPS, which:

- Exclude $4.7MM after tax gain ($.06 per share) on sale of 30% interest in KK Mexico in FY12
- Include only cash taxes currently payable, consistent with FY09-FY11

Adjusted net income and adjusted EPS are non-GAAP measures. See appendix

Free Cash Flow

($ in millions)



$40
$35
$30
$25
$20
$15
$10
$5
$0
FY09
FY10
FY11
FY12
FY13E

Free cash flow (a non-GAAP measure) is cash provided by operating activities less capital expenditures and scheduled principal payment on debt. The Company believes free cash flow is a useful measure of the Company's ability to generate cash from its operations in excess of amounts required to fund its contractual debt repayment obligations and investments in productive assets, and therefore is a useful measure of cash available for alternative business uses.

Enhancing Shareholder Returns

- Completed a $20 million share repurchase in the first half of fiscal 2013, purchasing 3,113,000 shares at an average price of $6.42 per share

- Company remains keenly interested in enhancing returns to shareholders


HOT
Krispy Kreme
DOUGHNUTS
COFFEE

Krispy Kreme FAQs

- Company shop same stores sales are outstanding. What is causing that?


SETTINGS
REFRESH
HOT
Krispy Kreme
ORIGINAL GLAZED
NOW
Now we're cooking. The Hot Light is on at Merriam!
GET DIRECTIONS
Or search more locations

The Krispy Kreme Hot Light App, one of the Nation's Restaurant News Top 5 Restaurant Marketing Campaigns of 2012

Company Same Store Sales


Driven by higher traffic
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-0.7%
3.5%
4.0%
5.2%
2.1%
5.4%
6.8%
FY12 pricing lapped
FY09
FY10
FY11
FY12
FY13 Q1
FY13 Q2
FY13 Q3

Company Same Store Sales Drivers

- Improved occasion-based marketing and consumer outreach, including through social media
- Improved hospitality – ongoing programs to foster an outstanding consumer experience
- Better looking shops – ongoing renovations large and small
- Ongoing doughnut innovation and complementary beverage offerings



Company Same Store Sales

- Q2 +5.4% – driven by major events
  - National Doughnut Day
  - 75th birthday celebration
- Q3 +6.8% – more consistent week-to-week
  - Continued focus on doughnut use occasions
  - Emphasis on staying top-of-mind
- Q4 strong comps continue through week 10 (ended January 6, 2013)



Krispy Kreme FAQs

- What do the new small shops cost?
- What are the ROIs?


Krispy Kreme
DOUGHNUTS

Approximate Shop Investment

$ in thousands, except rent p.s.f.

		Free-standing Factory Shop
Square footage		2,300
Investment		
Doughnut equipment	$	215
Furniture, fixtures & equipment		215
Initial franchise fee		50
Total franchisee-funded	$	480
Land [1]	$	810
Building shell and upfit		509
Soft costs		86
Total landlord-funded	$	1,405
Annual rent at 10%	$	141
Rent per square foot	$	61

[1] Subject to local variation

Pro Forma Retail-Only Factory Shop Results

$ in thousands

					Annual Amounts				Margin		
	Investment	AUV/wk.	Sales	Operating income	Depr	EBITDA[3]	Cash flow[4]	Operating	EBITDA	ROI
Pro forma current typical store (1) (2)	$ 480	$ 31.8	$ 1,655	$ 169	$ 50	$ 219	$ 185	10.2%	13.2%	38.6%
Targeted minimum new box results	$ 480	$ 21.1	$ 1,097	$ 68	$ 50	$ 118	$ 96	6.2%	10.7%	20.0%

- The average Company retail-only factory shop has an AUV of $32-$34k/week
- Krispy Kreme produces an excellent ROI at AUV of $32k/week
- Goal is to produce a minimum 20% ROI at roughly $20k/week

Notes:
(1) Represents 3rd quintile of Company free standing retail-only factory stores (based on AUV)
(2) Historical 4-wall results for TTM October 2012, with pro forma adjustment to remove historical rent and depreciation and replace with pro forma rent and depreciation based upon $1.4M landlord investment and $480K franchisee investment, respectively; also reflects royalties at 4.5% of sales
(3) EBITDA is a non-GAAP measure. Management believes EBITDA is a useful measure of shop financial performance because it measures a shop's ability to generate cash from operations, a frequently used metric in the restaurant industry.
(4) EBITDA less maintenance capex at 2% of sales

Company Store Economics – The Future

- Keys to better restaurant economics
  - Lower upfront investment – smaller shops
  - Lower operating costs
    - Occupancy
    - Labor
    - Ingredients
- Higher average unit volumes through
  - Increased visit frequency
  - Enhanced focus on beverage
  - More consumer use occasions



Conclusion

- Krispy Kreme is a unique and beloved brand
- International growth story is impressive and sustainable
- Stage is set for accelerated domestic growth and increased profitability
- Have the right strategies and management to drive growth
- Committed to executing on those strategies
- We expect years of continued profitable growth


Krispy Kreme

Summary



The true story of Krispy Kreme is not what has been accomplished and "where we are" …. it is the multiple opportunities to grow that have yet to be exploited and, through them, "where we are going." It is "quite simply" a story of long term growth potential.

Appendix

Adjusted Net Income and EPS

In the quarter ended January 29, 2012, the Company reversed $139.6 million of valuation allowances against deferred tax assets because management concluded that realization of such assets was more likely than not. While such reversal, which was required by GAAP, increased the Company's earnings by $139.6 million in fiscal 2012, the reversal has the effect of increasing the provision for income taxes, and therefore decreasing net income, beginning in fiscal 2013. The reversal had no effect on the Company's cash payments for income taxes. This negative effect on earnings occurs because the reversal of the valuation allowances resulted in the recognition in fiscal 2012 of income tax benefits expected to be realized in later years. Absent the reversal of the valuation allowances, any such tax benefits would have been recognized when realized in future periods upon the generation of taxable income. Accordingly, beginning in fiscal 2013, the Company's effective income tax rate, which in fiscal 2012 and earlier years bore little or no relationship to pretax income, more closely reflects the blended federal and state income tax rates in jurisdictions in which the Company operates.

Because of the increase in the Company's effective income tax rate as described above, the Company's income tax expense in fiscal 2013 and fiscal 2014 is not comparable to income tax expense in fiscal 2012. In addition, until such time as the Company's net operating loss carryovers are exhausted or expire, GAAP income tax expense is expected to substantially exceed the amount of cash income taxes payable by the Company, which are expected to remain insignificant for the foreseeable future.

In addition, in the second quarter of fiscal 2012, the Company realized a pretax gain of $6.2 million ($4.7 million after tax, or $.06 per share) on the sale of its 30% ownership interest in KK Mexico, an equity method investee. The Company does not expect to realize similar gains in the future.

The following non-GAAP financial information and related reconciliation to GAAP measures are provided to assist the reader in understanding the effects of the above transactions and events, which are expected to be non-recurring, on the Company's results of operations, and to facilitate comparisons of fiscal 2013 and 2014 results with the Company's results for fiscal 2012. In addition, the non-GAAP financial information is intended to illustrate the material difference between the Company's income tax expense and income taxes currently payable. Adjusted net income and adjusted EPS reflect income tax expense only to the extent such expense is currently payable in cash. These non-GAAP performance measures are consistent with other measurements made by management in the operation of the business which do not consider income taxes except to the extent to which those taxes currently are payable, for example, capital allocation decisions and incentive compensation measurements that are made on a pretax basis.

Adjusted Net Income and EPS

	Management's Earnings Guidance Year Ending February 2, 2014 From	February 2, 2014 To	February 3, 2013 From	February 3, 2013 To	Historical Year Ended January 29, 2012
	(In thousands, except per share amounts)				
Net income, as reported	$20,000	$22,000	$17,900	$19,000	$ 166,269
Provision for deferred income taxes	14,000	16,000	12,700	13,600	(139,403)
Gain on sale of interest in KK Mexico (net of income taxes of $1,492)	-	-	-	-	(4,706)
Adjusted net income	$34,000	$38,000	$30,600	$32,600	$ 22,160
Adjusted earnings per common share:					
Basic	$ 0.51	$ 0.57	$ 0.45	$ 0.48	$ 0.32
Diluted	$ 0.49	$ 0.55	$ 0.44	$ 0.47	$ 0.31
Weighted average shares outstanding:					
Basic	66,700	66,700	67,600	67,600	69,145
Diluted	68,800	68,800	69,700	69,700	71,497